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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934
                Date of Report (Date of Earliest Event Reported):
                                December 21, 2001
                          Commission File No. 000-28243

                                PARTS.COM, INC.
                                ---------------

               NEVADA                                     88-0344869
               ------                                     ----------
    (State or Other Jurisdiction                         (IRS Employer
  of Incorporation or Organization)                    Identification No.)


        121 EAST FIRST STREET
          SANFORD, FLORIDA                                   32771
        ---------------------                              ---------
(Address of Principal Executive Offices)                   (Zip Code)


              Registrant's telephone number:       (407) 302-1314
                                                   --------------



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     2

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 21, 2001, the Board of Directors of parts.com, Inc. (the Company) approved and notified Deloitte & Touche LLP (Deloitte & Touche) of their dismissal as the Company's independent certified public accountants.

Deloitte & Touche's report on the consolidated financial statements for the year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and was not modified as to audit scope or accounting principles; however, such report contained an explanatory paragraph relating to substantial doubt regarding the uncertainty of the Company's ability to continue as a going concern.

Further, in connection with its audit of the Company's consolidated financial statements for the last fiscal year, and the subsequent interim period immediately preceding the date of resignation of Deloitte & Touche, the Company had no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports on the consolidated financial statements of the Company.

Deloitte & Touche has furnished to the Company a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte & Touche agrees with the statements made by the Company herein. A copy of such letter, dated December 21, 2001, is attached as an exhibit to this report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PARTS.COM, INC.



December 21, 2001                                  By: /s/ Shawn D. Lucas
                                               --------------------------------
                                                   Shawn D. Lucas, President,
                                                   Chairman and CEO